PROSHARES TRUST
ProShares Supply Chain Logistics ETF
(the “Fund”)
Supplement dated April 1, 2022
to the Fund’s Summary Prospectus, Statutory Prospectus, and Statement of Additional Information
(dated April 1, 2022, each as supplemented or amended)
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The Fund is not yet available for sale. The Fund is scheduled to list and begin trading on the NYSE Arca on April 7, 2022.
For more information, please contact the Fund at 1-866-776-5125.
Please retain this supplement for future reference.